EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C.  Section 1350, the  undersigned  officer of Mac Filmworks,
Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30,
2005 (the  "Report")  fully complies with the  requirements  of Section 13(a) or
Section 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ JIM MCCULLOUGH
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Jim McCullough
Chief Executive Officer and Chief Financial Officer

Date: November 17, 2005